MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JUNE 20, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

BLACKROCK LARGE CAP CORE PORTFOLIO

The following changes are made to the prospectus of BlackRock Large Cap Core Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Chris Leavy, CFA, Managing Director of BlackRock, and Peter Stournaras, CFA, Managing Director of BlackRock, are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. Leavy and Stournaras have managed the Portfolio since 2012 and 2010, respectively.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. Chris Leavy, CFA, and Peter Stournaras, CFA, are the lead members of this team. Messrs. Leavy and Stournaras are jointly and primarily responsible for the day-to-day management of the Portfolio.

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Mr. Leavy has been Chief Investment Officer of Fundamental Equity (Americas) and a Managing Director of BlackRock since 2010. He worked at Oppenheimer Funds, Inc. from 2000 to 2010, most recently as Chief Investment Officer of Equities.

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Mr. Stournaras has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010. He was a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006.